Exhibit 99
JOINT FILER INFORMATION
Joint Filer Name:               August Capital Management III, LLC
Address:                        2480 Sand Hill Road, Suite 101
                                Menlo Park, California 94025
Designated Filer:               August Capital Management III, L.L.C.
Date of Event Requiring Statement:                     August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:               August Capital III, LP
Address:                        2480 Sand Hill Road, Suite 101
                                Menlo Park, California 94025
Designated Filer:               August Capital Management III, L.L.C.
Date of Event Requiring Statement:                   August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:              August Capital Strategic Partners III, LP
Address:                       2480 Sand Hill Road, Suite 101
                               Menlo Park, California 94025
Designated Filer:              August Capital Management III, L.L.C.
Date of Event Requiring Statement:                     August 2, 2004
Issuer Name and Ticker or Trading Symbol   Business Objects S.A. (BOBJ)

Joint Filer Name:              August Capital III Founders Fund, LP
Address:                       2480 Sand Hill Road, Suite 101
                               Menlo Park, California 94025
Designated Filer:              August Capital Management III, L.L.C.
Date of Event Requiring Statement:                    August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:              August Capital Associates III, LP
Address:                       2480 Sand Hill Road, Suite 101
                               Menlo Park, California 94025
Designated Filer:              August Capital Management III, L.L.C.
Date of Event Requiring Statement:                    August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                      Marquardt, David F.
Address:                           2480 Sand Hill Road, Suite 101
                                Menlo Park, California 94025
Designated Filer:               August Capital Management III, L.L.C.
Date of Event Requiring Statement:                 August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:               Rappaport, Andrew S.
Address:                        2480 Sand Hill Road, Suite 101
                                Menlo Park, California 94025
Designated Filer:               August Capital Management III, L.L.C.
Date of Event Requiring Statement:                  August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                      Johnston, John R.
Address:                        2480 Sand Hill Road, Suite 101
                                Menlo Park, California 94025
Designated Filer:               August Capital Management III, L.L.C.
Date of Event Requiring Statement:                 August 2, 2004
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)